UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2014

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

201-791-7600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Share Repurchase

On June 6, 2014, Sealed Air Corporation (the “Company”) entered into a Stock Repurchase Agreement (the “Stock Repurchase Agreement”) with the WRG Asbestos PI Trust (the “Trust”). The Stock Repurchase Agreement provides the terms under which the Company agreed to purchase $130 million of its common stock beneficially owned by the Trust at the price per share paid by Credit Suisse Securities (USA) LLC (the “Underwriter”) to the Trust in a registered, secondary common stock offering (the “Secondary Offering”). The Company is facilitating the Secondary Offering in connection with the registration rights agreement entered into by the Company and the Trust as part of the settlement agreement between the Company and committees appointed to represent asbestos claimants in the bankruptcy case of W.R. Grace & Co., pursuant to which settlement agreement the Trust received (among other assets) 18,000,000 shares of the Company’s common stock. The Company’s obligation to consummate the transactions contemplated by the Stock Repurchase Agreement is conditioned upon the completion of the Secondary Offering.

The foregoing description of the Stock Repurchase Agreement is qualified in its entirety by reference to the full text of the Stock Repurchase Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Secondary Offering

On June 9, 2014, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with the Underwriter and the Trust. Pursuant to the terms of the Underwriting Agreement, the Trust agreed to sell, and the Underwriter agreed to purchase, subject to and upon the terms and conditions set forth therein, an aggregate of 5,000,000 shares of the Company’s common stock as described in the Prospectus Supplement dated June 9, 2014, which was filed pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-195059).

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events

On June 9, 2014, the Company issued a press release announcing the Secondary Offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated June 9, 2014, by and among the Company, the Trust and the Underwriter.

10.1	Stock Repurchase Agreement, dated June 6, 2014, by and between the Company and the Trust.

99.1	Press release, dated June 9, 2014, announcing the Secondary Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Norman D. Finch Jr.
Name:	Norman D. Finch Jr.
Title:	Vice President, General Counsel and Secretary

Date: June 12, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 9, 2014, by and among the Company, the Trust and the Underwriter.

10.1	Stock Repurchase Agreement, dated June 6, 2014, by and between the Company and the Trust.

99.1	Press release, dated June 9, 2014, announcing the Secondary Offering.

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